Exhibit 10.2

Strictly Confidential

September 15, 2025

Modular Medical, Inc. 10740 Thornmint Road San Diego, CA 92127

Re:	Proposed Adjustment of Warrant Exercise Price of 2025 Warrant

Dear Sir or Madam:

Reference is hereby made to the Common Stock Purchase Warrant acquired by the undersigned Holder on March 25, 2025 (the “2025 Warrant”) in the Company’s private offering for which Newbridge Securities Corporation (“NSC”) served as placement agent. The 2025 Warrant is exercisable for ______________ shares of Common Stock at an Exercise Price of $1.12 per share. All capitalized terms not herein defined shall have the meaning ascribed to them in the 2025 Warrant, including all attachments, schedules and exhibits thereto.

Pursuant to Section 3(f)(iii) of the 2025 Warrant, the Exercise Price may be reduced to any amount deemed appropriate by the board of directors of the Company. The Company, by countersigning this letter where indicated below, agrees to adjust the Exercise Price, such that the price paid by the Holder to exercise the 2025 Warrant shall be the Adjusted Exercise Price Per Share set forth on the signature page attached hereto, which shall be the lower of (a) $0.70 per share of Common Stock or (b) a 10.0% discount to the Nasdaq Official Closing Price (“NOCP”) on the date of the signature page hereto. By signing this letter below the undersigned Holder accepts the offer to exercise the 2025 Warrant at the adjusted Exercise Price in exchange for the New Warrants, with such acceptance constituting the undersigned Holder’s exercise of the 2025 Warrant as set forth on the Holder’s signature page attached hereto for an aggregate exercise price as set forth on the Holder’s signature page hereto.

The registration statement registering the resale of the shares underlying the 2025 Warrant is currently effective and, upon exercise of the 2025 Warrant, will, to the Company’s knowledge, be effective for the resale of the shares underlying the 2025 Warrant. In consideration for the undersigned Holder exercising the 2025 Warrant, the Company hereby offers to issue to the undersigned Holder or its designee a new unregistered common stock purchase warrant (“New Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to purchase up to a number of shares of Common Stock (the “New Warrant Shares”) equal to 50% of the number of Warrant Shares issued pursuant to the exercise of the 2025 Warrant hereunder, which New Warrants shall be substantially in the form as set forth in Exhibit A hereto with such New Warrants having a Securities Act restrictive legend , will be exercisable on the date of issuance and have a term of exercise of 5 years from the date of issuance with an exercise price equal to the lower of (a) $$1.00 per share or (b) a 10.0% premium to the NOCP on the date of signature page hereto, subject to adjustment as provided in the New Warrants. The Company will use commercially reasonable efforts to register the resale of New Warrant Shares.

The undersigned Holder hereby represents and warrants that at the time the undersigned Holder was offered the New Warrants, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(4), (a)(5), (a)(6), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act.

The undersigned Holder acknowledges that NSC, acting as the Servicing Agent, shall receive a fixed fee of $400,000 and expense reimbursement of up to $50,000, regardless of the amount of proceeds from the exercise of the 2025 Warrant or the New Warrants, and as the Servicing Agent, NSC is acting solely for informational and logistical purposes only. The undersigned Holder understands that NSC is not making any investment recommendation or offering any investment advice, and no communication from NSC should be construed as such.

The undersigned Holder and the Company understand that the Company may not issue, upon the exercise of the 2025 Warrant together with all other warrants exercised for a price adjusted by the Company along with the issuance of the New Warrants, an aggregate number of shares of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding prior to such issuances (the “Maximum Issuance Amount”), in accordance with Rule 5635(d) of the Nasdaq Stock Market. The Company may decline to accept exercise of the 2025 Warrant at the adjusted Exercise Price, or may accept only partial exercise of the 2025 Warrant at the adjusted Exercise Price, in order not to exceed the Maximum Issuance Amount.

If you have any questions regarding the logistics of exercising the 2025 Warrant, please contact NSC at Syndicate@newbridgesecurities.com. If you have any other questions, please contact the Company at Warrantadjustment@modular-medical.com.

The undersigned Holder and the Company understand that this matter should be treated as confidential until such time as a press release is issued or a Current Report on Form 8-K is filed regarding this matter.

Sincerely,

Name of Warrant Holder

Warrant Share Amount:

Adjusted Exercise Price Per Share

Aggregate Exercise Price

Signature of Authorized Signatory of Warrant Holder

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

The Warrant Shares shall be delivered to the following DWAC Account Number:

Accepted and agreed:

MODULAR MEDICAL, INC.

By:
Name:	James E. Besser
Title:	Chief Executive Officer

EXHIBIT A

Form of New Warrant

[See attached]

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